Exhibit 99.1
Energizer Holdings, Inc. 8235 Forsyth Boulevard Suite 100 St. Louis, MO 63105
FOR IMMEDIATE RELEASE	Company Contact
March 19, 2025	Jon Poldan Vice President, Treasurer & Investor Relations 314-985-2349 Jonathan.Poldan@energizer.com

ENERGIZER HOLDINGS, INC. Announces Successful Refinancing and Extension of Term Loan & Revolving Credit Facility

ST. LOUIS, March 19, 2025 – Energizer Holdings, Inc. (NYSE: ENR) today announced the successful extension of its $760 million Term Loan and $500 million Revolving Credit Facility. The transactions are leverage neutral and further strengthen the Company’s debt capital structure by extending maturities for both facilities at roughly the same interest rates, providing enhanced financial flexibility in the years to come.

“We are very pleased with the successful execution of this long term extension of our credit facilities,” said John Drabik, Chief Financial Officer. “This latest refinancing further strengthens our debt capital structure and is a testament to the credit market’s appreciation of our track record of debt reduction and strong operating performance. By extending the maturities on these facilities we have continued to strengthen our balance sheet while maintaining a cost efficient, flexible and prepayable debt capital structure. We will continue to evaluate opportunities to extend our debt maturities or improve our interest rate profile as we advance our debt paydown and deleveraging objectives.”

The new Term Loan matures in 2032, and bears interest at a rate equal to Secured Overnight Financing Rate (SOFR) plus 200 basis points per annum.

The new Revolving Credit Facility matures in 2030, and bears interest at a rate equal to Secured Overnight Finance Rate (SOFR) plus the applicable margin, based on leverage.

The transactions extend the existing maturities of both facilities by more than four years, and the Company’s weighted average maturity by over one year.

About Energizer:
Energizer Holdings ("Energizer," NYSE: ENR), headquartered in St. Louis, is one of the world's largest manufacturers and distributors of primary batteries, portable lights, and auto care appearance, performance, refrigerant, and fragrance products. Our portfolio of globally recognized brands include Energizer, Armor All, Eveready, Rayovac, STP, Varta, A/C Pro, Refresh Your Car!, California Scents, Driven, Bahama & Co., LEXOL, Eagle One, Nu Finish, Scratch Doctor, and Tuff Stuff. As a global branded consumer products company, Energizer's mission is to be the leader in our categories by better serving consumers and customers. Visit www.energizerholdings.com for more details.

Forward-Looking Statements:
This document contains both historical and forward-looking statements. Forward-looking statements are not based on historical facts but instead reflect our expectations, estimates or projections concerning future results or events, including, without limitation, the future sales, gross margins, costs, earnings, cash flows, tax rates and performance of the Company, as well as matters relating to the refinancing of the Revolving Credit Facility and the Term Loan Facility. These statements generally can be identified by the use of forward-looking words or phrases such as "believe," "expect," "expectation," "anticipate," "may," "could," "will," "intend," "belief," "estimate," "plan," "target," "predict," "likely," "should," "forecast," "outlook," or other similar words or phrases. These statements are not guarantees of performance and are inherently subject to known and unknown risks, uncertainties and assumptions that are difficult to predict and could cause our actual results to differ materially from those indicated by those statements. We cannot assure you that any of our expectations, estimates or projections will be achieved. The forward-looking statements included in this document are only made as of the date of this document and we disclaim any obligation to publicly update any forward-looking statement to reflect subsequent events or circumstances. All forward-looking statements should be evaluated with the understanding of their inherent uncertainty. Numerous factors could cause our actual results and events to differ materially from those expressed or implied by forward-looking statements, including, without limitation:

•Global economic and financial market conditions beyond our control might materially and negatively impact us.
•Competition in our product categories might hinder our ability to execute our business strategy, achieve profitability, or maintain relationships with existing customers.
•Changes in the retail environment and consumer preferences could adversely affect our business, financial condition and results of operations.
•Loss or impairment of the reputation of our Company or our leading brands or failure of our marketing plans could have an adverse effect on our business.
•Loss of any of our principal customers could significantly decrease our sales and profitability.
•Our ability to meet our growth targets depends on successful product, marketing and operations innovation and successful responses to competitive innovation and changing consumer habits.
•We are subject to risks related to our international operations, including currency fluctuations, which could adversely affect our results of operations.
•We must successfully manage the demand, supply, and operational challenges brought on by any disease outbreak, including epidemics, pandemics, or similar widespread public health concerns.
•If we fail to protect our intellectual property rights, competitors may manufacture and market similar products, which could adversely affect our market share and results of operations.
•Changes in production costs, including raw material prices and transportation costs, from inflation or otherwise, have adversely affected, and in the future could erode, our profit margins and negatively impact operating results.
•Our reliance on certain significant suppliers subjects us to numerous risks, including possible interruptions in supply, which could adversely affect our business.
•Our business is vulnerable to the availability of raw materials, our ability to forecast customer demand and our ability to manage production capacity.
•The manufacturing facilities, supply channels or other business operations of the Company and our suppliers may be subject to disruption from events beyond our control.
•Our future results may be affected by our operational execution, including our ability to achieve cost savings as a result of any current or future restructuring efforts.
•If our goodwill and indefinite-lived intangible assets become impaired, we will be required to record impairment charges, which may be significant.
•Sales of certain of our products are seasonal and adverse weather conditions during our peak selling seasons for certain auto care products could have a material adverse effect.

•A failure of a key information technology system could adversely impact our ability to conduct business.
•We rely significantly on information technology and any inadequacy, interruption, theft or loss of data, malicious attack, integration failure, failure to maintain the security, confidentiality or privacy of sensitive data residing on our systems or other security failure of that technology could harm our ability to effectively operate our business and damage the reputation of our brands.
•We may not be able to attract, retain and develop key employees, as well as effectively manage human capital resources.
•We have significant debt obligations that could adversely affect our business.
•Our credit ratings are important to our cost of capital.
•We may experience losses or be subject to increased funding and expenses related to our pension plans.
•The estimates and assumptions on which our financial projections are based may prove to be inaccurate, which may cause our actual results to materially differ from our projections, which may adversely affect our future profitability, cash flows and stock price.
•If we pursue strategic acquisitions, divestitures or joint ventures, we might experience operating difficulties, dilution, and other consequences that may harm our business, financial condition, and operating results, and we may not be able to successfully consummate favorable transactions or successfully integrate acquired businesses.
•Our business involves the potential for product liability claims, labeling claims, commercial claims and other legal claims against us, which could affect our results of operations and financial condition and result in product recalls or withdrawals.
•Our business is subject to increasing government regulations in both the U.S. and abroad that could impose material costs.
•Increased focus by governmental and non-governmental organizations, customers, consumers and shareholders on environmental, social and governance (ESG) issues, including those related to sustainability and climate change, may have an adverse effect on our business, financial condition and results of operations and damage our reputation.
•We are subject to environmental laws and regulations that may expose us to significant liabilities and have a material adverse effect on our results of operations and financial condition.

In addition, other risks and uncertainties not presently known to us or that we consider immaterial could affect the accuracy of any such forward-looking statements. The list of factors above is illustrative, but by no means exhaustive. All forward-looking statements should be evaluated with the understanding of their inherent uncertainty. Additional risks and uncertainties include those detailed from time to time in our publicly filed documents, including those described under the heading “Risk Factors” in our Form 10-K filed with the Securities and Exchange Commission on November 19, 2024.

SOURCE: Energizer Holdings, Inc.

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